                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 14, 2005


                             APPLIED INNOVATION INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    Delaware                      0-21352                       31-1177192
---------------             ---------------------         ----------------------
(STATE OR OTHER             (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 14, 2005, the Compensation Committee of Applied Innovation Inc. (the "Company") adopted the Company's 2005 Management Bonus Program (the "Program"). The material terms of the Program are attached as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

         Under the Program, each of the Company's executive officers except for the Angela R. Pinette, the Company's Vice President of Sales, has the potential to earn a bonus calculated as a percentage of his base salary conditioned upon the Company attaining certain adjusted operating income targets. Provided a minimum adjusted operating income target is met, the amount of the bonus is further dependent upon the achievement of five weighted revenue objectives. The Committee also approved changes to Ms. Pinette's bonus opportunity under the Program, which was previously established upon her employment by the Company in October 2004, as provided in Exhibit 10.1 to this Agreement.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 20, 2005, the Company issued a press release reporting its financial results for the second quarter ended June 30, 2005. A copy of the Company's press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated into this Item 2.02 of Form 8-K by reference.

         The information contained in this Item 2.02 of Form 8-K, including
Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

         The information contained or incorporated by reference in this Form 8-K contains forward-looking statements, including certain statements regarding intent, beliefs, expectations, projections, forecasts and plans, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading "Business Risks" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, and other factors described from time to time in the Company's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. The Company assumes no obligation to update any forward-looking statement.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (C)  EXHIBITS.

              Exhibit No.                    Description

                10.1 Description of the Material Terms of Applied Innovation Inc.'s 2005 Management Bonus Program.

                99.1 Press Release of the Company, dated July 20, 2005, entitled "Applied Innovation Reports Second Quarter 2005 Financial Results."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        APPLIED INNOVATION INC.


Date:  July 20, 2005                By: /s/ Andrew J. Dosch
                                        -------------------------------------
                                        Andrew J. Dosch, Vice President, Chief
                                        Financial Officer and Treasurer

                                  EXHIBIT INDEX


 Exhibit No.                                Description

    10.1 Description of the Material Terms of Applied Innovation Inc.'s 2005 Management Bonus Program.

    99.1 Press Release of the Company, dated July 20, 2005, entitled "Applied Innovation Reports Second Quarter 2005 Financial Results."